                                                                 Exhibit 10.85

                          PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement ("Agreement"), dated as of July 16, 1998, is made by and among Donaldson, Lufkin & Jenrette, Inc., a Delaware corporation ("DLJ"), The Equitable Companies Incorporated, a Delaware corporation ("EQ") and AXA Holdings (Belgium) ("AXA", and together with EQ and any assignee of EQ, the "Purchasers").


     1. (a) DLJ hereby agrees to issue and sell, and each Purchaser hereby agrees to purchase, the number of shares (collectively, the "Shares") of common stock ("Common Stock") of DLJ equal to the dollar amount set forth below such Purchaser's name on the signature page hereof (such amount being such Purchaser's "Purchase Commitment") divided by the Purchase Price per Share (as hereinafter defined); provided that no fractional Shares shall be issued and such Purchaser's Purchase Commitment shall be reduced by an amount equal to such fractional share multiplied by the Purchase Price per Share, and provided, further, that EQ shall have the right to assign all or any part of its rights and obligations under this agreement, including its Purchase Commitment, to an affiliate of EQ. Notwithstanding the foregoing, if the aggregate number of Shares to be purchased exceed 5% of the Common Stock outstanding immediately prior to such issuance, then each Purchaser's Purchase Commitment shall be reduced proportionately so that the aggregate number of Shares issued pursuant hereto does not exceed 5% of the Common Stock outstanding immediately prior to such issuance. "Purchase Price per Share" means the average of the closing prices for the Common Stock on the New York Stock Exchange, Inc. as of the end of the regular session, as reported on the Consolidated Tape (the "NYSE Closing Price"), for the three trading days commencing on July 17, 1998; provided that the Purchase Price per Share shall not be less than 95% or greater than 105% of the NYSE Closing Price on July 16, 1998.


     (b) Payment for and delivery of the Shares shall be made at a closing at the offices of DLJ, on July 22, 1998, at 10:00 a.m. New York City time. The respective representations of DLJ and the Purchasers set forth in Sections 2 and 3 hereof shall be deemed to be brought down to the date of closing upon payment of the purchase price and delivery of the Shares.


     (c) Payment for the Shares shall be made by wire transfer of immediately available funds to the account of

- 2-
DLJ set forth below DLJ's signature block, or by such other means as DLJ and the Purchasers shall agree. Each Purchaser shall receive a single certificate evidencing the number of shares of Common Stock to be purchased by it, and registered in its name.


     2. DLJ represents to the Purchasers that (a) the Shares are duly authorized, validly issued and free of preemptive rights, and when paid for as described above will be fully paid and non-assessable, (b) neither DLJ nor anyone acting on its behalf has taken any action which would subject the sale of the Shares to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Act") or to the securities laws of any State of the United States and (c) this Agreement has been duly and validly authorized, executed and delivered by DLJ.


     3. Each Purchaser, severally and not jointly, represents to DLJ that (a) it is acquiring the Shares not with a view to, or for resale in connection with, any distribution thereof within the meaning of the Act, (b) it is an accredited investor and (c) the Agreement has been duly and validly authorized, executed and delivered by it.


     4. DLJ and the Purchasers acknowledge that the Shares have not been registered under the Act; that each of the Purchasers may be deemed to be an affiliate of DLJ under the Act; that the Shares are "Registrable Securities" as defined in that Registration Rights and Indemnification Agreement dated as of October 30, 1995 between DLJ and EQ and the Purchasers shall have the benefit of that agreement with respect to the Shares; and that the Shares may not be sold, pledged or otherwise transferred except pursuant to an effective registration statement under the Act or in accordance with an exemption from the registration requirements of the Act.


     5. It shall be a condition to closing that DLJ shall have delivered to each Purchaser an opinion of counsel confirming DLJ's representation in Section 2(a) hereof.


     6. This Agreement may be executed in counterparts.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.



THE EQUITABLE COMPANIES                    AXA Holdings (Belgium)
 INCORPORATED, Purchaser                    Purchaser

By: /s/                                    By: /s/
 ------------------------------------      ------------------------------------
Name:                                      Name:
Title:                                     Title:
Purchase Commitment:                       Purchase Commitment:
$200,000,000                               $100,000,000

DONALDSON, LUFKIN & JENRETTE, INC.

BY: /s/
-----------------------------------
 Name:
 Title:

Payment for Shares shall be wired to:
Bank: Citibank, N.A.
ABA No. 021000089
For the Account of: Donaldson, Lufkin & Jenrette, Inc.
Account No.:

                                   ASSIGNMENT


     We refer to the Purchase and Sale Agreement, dated as of July 16, 1998, by and among Donaldson, Lufkin & Jenrette, Inc., The Equitable Companies Incorporated ("EQ") and AXA Holdings (Belgium). EQ hereby assigns to The Equitable Life Assurance Society of the United States ("ELAS") the right to purchase the number of shares indicated below. ELAS's signature below indicates its consent to such assignment.


Dated: July 22, 1998
                                        Numbers of Shares: 1,500,000
                                        The Equitable Companies Incorporated
                                        By: /s/ Kevin R. Byrne
                                           ------------------------------------

                                           Name: Kevin R. Byrne

                                           Title: Senior Vice President and
                                                         Treasurer

                                        The Equitable Life Assurance Society of
                                        the United States
                                        By: /s/ Kevin R. Byrne
                                           ------------------------------------

                                           Name: Kevin R. Byrne

                                           Title: Senior Vice President and
                                                         Treasurer

[EQUITABLE LOGO]


                                                                   July 22, 1998


Donaldson, Lufkin & Jenrette, Inc.
277 Park Avenue
New York, New York, 10172


Ladies and Gentlemen:


     We refer to the Purchase and Sale Agreement dated as of July 16, 1998 (the "Agreement") by and among Donaldson, Lufkin & Jenrette, Inc., The Equitable Companies Incorporated ("EQ") and AXA Holdings (Belgium). Pursuant to the attached Assignment, EQ assigned the right to purchase the indicated number of shares to The Equitable Life Assurance Society of the United States ("ELAS"), which accordingly shall have the rights afforded to a Purchaser as defined in the Agreement.


     Please register the shares to be purchased by ELAS in the name of the following wholly owned subsidiary:


     EQUITABLE HOLDINGS, LLC


     Thank you for your attention.


                                        Very truly yours,



                                        Kevin R. Byrne

                                 CROSS-RECEIPT


     Reference is made to the Purchase and Sale Agreement dated July 16, 1998 (the "Purchase Agreement") among Donaldson, Lufkin & Jenrette, Inc. (the "Company"), The Equitable Companies Incorporated ("EQ") and AXA Holdings (Belgium) ("AXA" and, together with EQ and its partial assignee Equitable Life Assurance Society of the United States ("ELAS"), the "Purchasers").


     The Company hereby acknowledges receipt from the Purchasers of wire transfers of immediately available funds in the amounts of $110,000,000, $90,000,000 and $100,000,000 representing payment in full by EQ, ELAS and AXA, respectively, of the purchase price for 1,833,333 shares, 1,500,000 shares and 1,666,667 shares, respectively, of Common Stock of the Company, par value $0.10 per share, issued and sold by the Company pursuant to the Purchase Agreement.


                                        DONALDSON, LUFKIN & JENRETTE, INC.
                                        /s/ Marjorie S. White


                                      ----------------------------------------
                                        Name: Marjorie S. White

                                        Title: Vice President and Secretary


     EQ, ELAS and AXA hereby acknowledge receipt from the Company of certificates representing 1,833,333 shares, 1,500,000 shares and 1,666,667 shares, respectively, of Common Stock of the Company, par value $0.10 per share, such shares have been registered in the names and denominations heretofore requested by the Purchasers.


                                        THE EQUITABLE COMPANIES INCORPORATED
                                        /s/ Allan R. Spilker

                                      ----------------------------------------
                                        Name: Allan R. Spilker
                                        Title: Attorney-in-fact


                                        EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                        UNITED STATES
                                        Allan R. Spilker

                                      ----------------------------------------
                                        Name: Allan R. Spilker
                                        Title: Vice President and Counselor


                                        AXA HOLDINGS (BELGIUM)
                                        /s/ Allan R. Spilker
                                      ----------------------------------------
                                        Name: Allan R. Spilker
                                        Title: Attorney-in-fact